PRIME TIMBERLANDS | HIGH-DEMAND MILL MARKETS | SUPERIOR MANAGEMENT FIRST QUARTER 2021 INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Forward-looking statements in this presentation include, but are not limited to, that we will maximize our cash flows through actively managing our timberlands located in high-demand mill markets; that the improving overall asset quality and increasing share of sawtimber in our harvest mix enhances prospects for future revenue growth; our expectations with respect to future volumes in the Pacific Northwest; that increasing housing and repair/remodel demand should lead to higher lumber and OSB consumption and higher pricing; that recent significant mill market expansion should lead to greater, near-term price appreciation; that U.S. South pine demand metrics continue to increase through 2025; that our use of HBU sales will augment overall portfolio returns; that strong relationships and supply agreements help secure dependable outlets for CatchMark harvests; that we seek to maintain balance sheet flexibility for opportunistic investments and to manage potential revenue volatility with an aim to lower overall leverage in the near-term; that we can unlock future value in the Triple T joint venture by optimizing the inventory and delivery on existing supply agreements and that we expect to make significant progress with respect to a recapitalization in the year ahead; and our guidance with respect to our anticipated 2021 results. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations, including, but not limited to: (i) we may not generate the harvest volumes from our timberlands that we currently anticipate; (ii) the demand for our timber may not increase at the rate we currently anticipate or at all due to changes in general economic and business conditions in the geographic regions where our timberlands are located, including as a result of the COVID-19 pandemic and the measures taken in response thereto; (iii) a downturn in the real estate market generally, including decreases in demand and valuations, may adversely impact our ability to generate income and cash flow from sales of higher-and-better use properties; (iv) timber prices may not increase at the rate we currently anticipate or could decline, which would negatively impact our revenues; (v) the supply of timberlands available for acquisition that meet our investment criteria may be less than we currently anticipate; (vi) we may be unsuccessful in winning bids for timberland that are sold through an auction process; (vii) we may not be able to make large dispositions of timberland in capital recycling transactions at prices that are attractive to us or at all; (viii) we may not be able to access external sources of capital at attractive rates or at all; (ix) potential increases in interest rates could have a negative impact on our business; (x) our share repurchase program may not be successful in improving stockholder value over the long-term; (xi) our joint venture strategy may not enable us to access non-dilutive capital and enhance our ability to make acquisitions; (xii) we may not be successful in effectively managing the Triple T joint venture and the anticipated benefits of the joint venture may not be realized, including that our asset management fee could be deferred or decreased, we may not earn an incentive-based promote and our investment in the joint venture could lose some or all of its value; and (xiii) the factors described in Part I, Item 1A Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and our other filings with Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update our forward-looking statements, except as required by law. 2

TABLE OF CONTENTS In this presentation (1) “CatchMark” refers to CatchMark Timber Trust, Inc., a Maryland corporation that has elected to be taxed as a real estate investment trust (NYSE: CTT), (2) “Triple T” refers to TexMark Timber Treasury, L.P., a Delaware limited partnership that is a joint venture managed by CatchMark and in which CatchMark holds a common limited partnership interest, (3) “Dawsonville Bluffs” refers to Dawsonville Bluffs, LLC, a Delaware limited liability company that is a joint venture managed by CatchMark and in which CatchMark holds a 50% limited liability company interest, and (4) “IPO” refers to CatchMark’s initial listed offering in December 2013. 3 SECTION PAGE CatchMark Overview 4 Disciplined Acquisitions 13 High-Demand Mill Markets 21 Superior Management 26 Capital Strategy 32 Triple T Timberlands 37 Summary 40 Appendix 43

4 C A T C H M A R K O V E R V I E W

C a t c h M a r k ( N Y S E : C T T ) s e e k s t o d e l i v e r c o n s i s t e n t a n d g r o w i n g p e r s h a r e c a s h f l o w f r o m d i s c i p l i n e d a c q u i s i t i o n s a n d s u p e r i o r m a n a g e m e n t o f p r i m e t i m b e r l a n d s l o c a t e d i n h i g h - d e m a n d U . S . m i l l m a r k e t s .

ABOUT CATCHMARK 6 1. Includes timberlands held by Triple T in which CTT owns a common partnership interest. 2. From IPO in December 2013 through December 31, 2020. 3. See definition of Adjusted EBITDA, a non-GAAP measure, reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA by Segment in Appendix. All data as of 12/31/2020 except as otherwise noted. Acreage as of March 31, 2021 Wholly-Owned U.S. South Alabama 68,100 Florida 500 Georgia 243,800 South Carolina 69,700 Wholly-Owned Pacific Northwest Oregon 18,100 Total Wholly-Owned 400,200 Joint Venture Texas1 1,080,500 TOTAL 1,480,700 SIGNIFICANT GROWTH: IPO - 20202  Compound Annual Growth Rates ‒ Revenues 18% ‒ Adjusted EBITDA3 47%  Consistently paid fully-covered quarterly distributions  Expanded investment management platform — growing asset management fees from $0.1 million in 2017 to $12.2 million in 2020  56% increase in fee timberland ownership, 285,000 acres acquired  Diversified into the Pacific Northwest — acquired 18,100 acres, primarily sawtimber, and integrated into operations  Annual harvest: 152% increase to 2.3 million tons  Increased acreage under control and management by 5x Harvest 56% Investment Management 20% Real Estate 24% SIGNIFICANT DIVERSIFICATION ACROSS EARNINGS, CUSTOMERS AND PRODUCT MIX Pulpwood 58% Sawtimber 42% Adjusted EBITDA by Segment3 Harvest MixEnd-Uses of Timber 18% 33% 37% 4% 4%3%

STRATEGIES PRODUCE STABLE, VISIBLE, HIGH-QUALITY CASH FLOW CatchMark acquires prime timberlands in high-demand mill markets and manages operations to generate highly-predictable and stable cash flow that comfortably covers its dividend and is designed to deliver consistent growth throughout the business cycle. PRIME QUALITY TIMBERLANDS HIGH-DEMAND MILL MARKETS SUPERIOR MANAGEMENT PREDICATABLE CASH FLOW GROWTH 7 PRIME TIMBERLAND PORTFOLIO HIGH-DEMAND MILL MARKETS SUPERIOR MANAGEMENT STRATEGIC FOCUS DRIVES STABLE AND PREDICTABLE CASH FLOW PRODUCES DURABLE REVENUE GROWTH PROVIDES RELIABLE OUTLET FOR AVAILABLE MERCHANTABLE INVENTORY MAXIMIZES CASH FLOWS THROUGHOUT THE BUSINESS CYCLE

PRIME TIMBERLANDS, PREMIER MARKETS, SUPERIOR MANAGEMENT 8 As of 12/31/2020. 1. U.S. South timberlands only. After excluding 80,700 tons harvested in Louisiana and Texas, which represents merchantable timber reserved after the disposition of CatchMark’s Southwest portfolio in late 2018, U.S. South productivity in 2020 would have been 5.3 tons per acre per year. 2. See page 22 for more information. 3. See page 29 for highlights of our industry leading customers/end users. PRIME TIMBERLAND PORTFOLIO HIGH-DEMAND MILL MARKETS SUPERIOR MANAGEMENT 47% COMPOUND ANNUAL GROWTH IN ADJUSTED EBITDA SINCE IPO Since 2013 IPO, acquired high-quality assets with superior stocking and strong productivity characteristics: ‒ Increased merchantable inventory by 11.8 million tons.1 ‒ Harvest productivity grew from 4.1 tons/acre in 2014 to 5.5 ton/acre in 2020.1 ‒ Stocking improved from 38 tons/acre to 41 tons/acre in 2020.1 ‒ Improved average site index for inventory from 68 to 74 and diversified age (older/more mature) classifications.1 ‒ Achieved 18% compound annual growth in revenues. ‒ 91% of CatchMark’s timberlands are located in three of the top five markets in the U.S. South. 2 ‒ Consistently achieve premium pricing in CTT markets vs. non-CTT markets. ‒ Target markets feature favorable current and long-term supply/demand fundamentals. ‒ Relationships with industry leading customers/end users3 account for 58% of CatchMark’s annual timber sales revenue, securing dependable outlets and pricing for harvests. ‒ Outperformed industry peers significantly on a Harvest EBITDA per acre basis (U.S. South, 2016-2020). ‒ Established a diversified customer base. ‒ Delivered wood sales – 63% of total timber sales volume – to creditworthy counterparties. ‒ Maintained long-term supply agreements with blue-chip mill operators, representing 21% of total harvest volume in 2020. ‒ Consistent disposition strategy that achieves attractive pricing/margins and focuses on non-core assets with lower productivity, averaging 2% of fee acreage annually. ‒ 100% committed to sustainability. PRODUCES DURABLE REVENUE GROWTH PROVIDES RELIABLE OUTLET FOR AVAILABLE MERCHANTABLE INVENTORY MAXIMIZES CASH FLOWS THROUGHOUT THE BUSINESS CYCLE

100% COMMITTED TO SUSTAINABILITY 9 CatchMark is committed to incorporating sustainable practices into operations, seeking to produce more profitable and beneficial results for all stakeholders. In addition, Environmental, Social and Governance (ESG) initiatives are integrated into all business and management practices. ENVIRONMENTAL SOCIAL GOVERNANCE Our dedication to environmental stewardship is evidenced by our strong commitment to sustainable forestry. CatchMark’s expansive environmental policies address: ̶ Forest certifications and best management practices ̶ Wildlife conservation ̶ Soil and water ̶ Chemical usage ̶ Fire management ̶ Climate change ̶ Contractor training and certification CatchMark focuses on ensuring a safe and healthy workplace. We provide high-quality benefits to our employees, including healthcare and wellness initiatives, time-off for volunteering, and a charitable matching program. We also provide regular training opportunities and have established a scholarship program for children of our non-executive employees. CatchMark values diversity in the workplace. 50% of our executive officers are women and 48% of our employees are women. Approximately 20% of our workforce is comprised of individuals that identify as a member of an ethnic or racial minority group. Corporate governance policies promote the long-term interests of stockholders based on accountability, integrity and trust. ‒ Programs and policies aimed at advancing ESG and engaging stakeholders ‒ Strict code of business conduct and ethics ‒ Whistleblower policy ‒ Other expansive policies that address: Election of directors, risk oversight, political contributions, conflicts of interest

RESPONSIBLE ENVIRONMENTAL STEWARDSHIP 10 Conscientious forest management serves investors by promoting a healthier environment and enhancing the potential market value of our timberland assets. * SFI Re-certification Audit (2020) 1. Excludes property subject to a contract for sale. 2. Excludes trees harvested in thinning operations. 100% ALL OUR FEE TIMBERLANDS ARE CERTIFIED SUSTAINABLE BY THE SUSTAINABLE FOREST INITIATIVE®1 4:1 FOR EVERY TREE WE HARVEST, WE PLANT FOUR SEEDLINGS2 10M+ WE PLANTED MORE THAN 10 MILLION TREES IN 2020 57M+ SINCE 2013, WE’VE PLANTED MORE THAN 57 MILLION TREES FOREST CERTIFICATIONS All of our timberlands have been third-party audited and certified in accordance with Sustainable Forestry Initiative® (“SFI”) standards.1 WILDLIFE CatchMark is committed to providing a diverse range of habitats that benefit a variety of wildlife species within the context of intensive forest management. SOIL Our objective is to practice state-of-the-art forest management by deploying silvicultural treatments in a site-specific fashion to reduce soil limitations to tree growth and at the same time, take deliberate efforts to protect the soil from damage. WATER Forests and watersheds play a critical role in capturing, storing and filtering water used by people and wildlife. We adhere to all regulatory requirements and deploy best practices to protect the water in our forests. CLIMATE CHANGE In our evaluation of climate change, we consider the positive impact that forests have in capturing carbon, intercepting water, and stabilizing soils, thereby mitigating negative effects on the environment. We do, however, also recognize the risks to society and CatchMark from the effects of climate change and are deliberately taking steps to mitigate those risks. CONTRACTOR TRAINING AND CERTIFICATION All third-party forestry contractors are required to be trained in the appropriate Best Management Practices for logging, road building, chemical, fertilization and tree planting activities.

CATCHMARK HAS A LOW RISK CASH FLOW MODEL 11 CatchMark’s simple strategy focuses entirely on investing in and managing timberlands and does not undertake volatile land development or manufacturing. 1. Excludes large dispositions. Timber Operations/Asset Management Land Sales1 (<2% of fee acres) International/ Export Exposure Commercial/ Residential Land Development Manufacturing CTT   None None None WY      PCH   None   RYN     None RISK LOWER LOW HIGH HIGHER

DEMAND DRIVERS Source: Forest Economic Advisors 0 5 10 15 20 25 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Lumber Plywood Pulp OSB Other Stronger Demand Will Push Southern Sawtimber Demand Higher BBF Int'l 1/4" 0 50 100 150 200 250 300 350 0 5 10 15 20 25 30 00 02 04 06 08 10 12 14 16 18 20 22 24 Drain Growth Inventory U.S. South Sawtimber Inventory StabilizesGrowth and Drain, BBF Int'l 1/4" Inventory, BBF Int'l 1/4" 0 0.5 1 1.5 2 2.5 00 02 04 06 08 10 12 14 16 18 20 22 24 Single-Family Multifamily 5-Year Moving Average US Housing Starts Recovery Still Has Years to Run US Housing Starts in Millions 0 50 100 150 200 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 New Residential Construction Residential Improvements Industrial Production Nonresidential Construction US Wood Products Consumption by End-Use Sector Million Cubic Meters CatchMark expects to capitalize on increasing housing and repair/remodel demand driven by demographic and aging housing trends which should lead to higher lumber and OSB consumption and better pricing. 12 Approximately 75% of housing starts comprised of single-family homes, using 3-5x the amount of wood.

13 D I S C I P L I N E D A C Q U I S I T I O N S

ONLY PRIME TIMBERLANDS 14 CatchMark pursues investments in prime timberlands located in leading mill markets, which can produce durable revenue growth. • Focus on highly-desirable wood basket and mill markets with tight supply/demand dynamics, domestic and international exposure. • Invest in timber with superior stocking characteristics to enhance annual harvest volume. • Seek assets with organic growth potential due to better soil and favorable growing environments. • Diversify holdings to reduce individual market volatility and customer concentration. • Increase returns through operating efficiencies from delivering increased volume to best customers and spreading fixed costs over larger tracts. • Target opportunities for profitable land sales. Targeted Areas

DISCIPLINED ACQUISITION PROCESS 15 CatchMark employs a disciplined five-step process in analyzing and assessing potential new investments to help ensure prudent decision making and successful long-term outcomes. MILL/ MARKET STUDY MODELING/ ANALYSIS FIELD DUE DILIGENCE UPDATE MODELING/ ANALYSIS FORMALIZED APPROVAL • Growth/drain ratios • Mill consumption and end-use products • Cost curves of mills • Comp sales analysis • Harvest modeling and DCF analysis with management cost and CAPEX assumptions: • Tons / Acre • Allocation of softwood acres • Harvest productivity • Unleveraged CAD yield • Unleveraged IRR • Leveraged IRR • Detailed inventory measurement, verification • Evaluate site productivity and historical management • Update all analyses following field due diligence. • Rigorous review by and necessary approval from Investment Committee and Board of Directors. 1. 2. 3. 4. 5.

EXPANDED AND IMPROVED U.S. SOUTH TIMBERLAND ASSETS 16 Since its 2013 IPO, CatchMark has significantly expanded and improved timberland asset quality and enhanced productivity through acquisitions and sales that increase overall merchantable tons per acre and sawtimber mix. • Acquired 266,900 of fee acres for $638.3 million. • Increased merchantable inventory by 11.8 million tons1. • Acquired higher quality assets: • Average 44 tons per acre merchantable inventory • 75% pine plantation by acreage • 54% sawtimber by tons (more valuable product due to higher pricing than pulpwood) • Improved average site index for inventory from 68 to 74. • Higher site index generates greater harvest yields As of 12/31/2020. 1. As of the respective acquisition date. 2. As of 1/1 of each year and includes biological growth. Note: Does not include timberlands in Pacific Northwest or held by Dawsonville Bluffs and Triple T, in which CTT owns interests. 35% 40% 45% 50% 55% 30 35 40 45 2016 2017 2018 2019 2020 2021 Merchantable Timber (tons/acre) Sawtimber % Higher Quality Timberland Assets2 Ton/Acre3 Sawtimber % 0% 5% 10% 15% 20% 25% 30% <50 50-54 55-59 60-64 65-69 70-74 75-79 80-84 85-89 90+ 1/1/2014, Avg SI=68 1/1/2021, Avg SI=74 % Pine Plantation Acres – Site Index Distribution

BALANCED HARVEST MIX DRIVES CASH FLOW 17 CatchMark is steadily improving overall asset quality, increasing the share of sawtimber in its harvest mix and enhancing prospects for future revenue growth. 1. When compared to a 70% pulpwood/30% sawtimber mix. Based on current pricing and based on weighted averages. Sawtimber includes chip-n-saw and sawtimber. Note: Does not include Pacific Northwest timberlands. 6%  Potential increase in cash flow with 61% pulpwood/39% sawtimber mix1 9%  Potential increase in cash flow with 55% pulpwood/45% sawtimber mix1 Pulpwood 70% Sawtimber 30% 2011 - 2013 Pulpwood 55% Sawtimber 45% 2021 - 2025 Pulpwood 61% Sawtimber 39% 2014 - 2020

SUPERIOR HARVEST PRODUCTIVITY IN U.S. SOUTH 18 CatchMark delivers the highest productivity per acre among its peers, diversified age profile and consistent stocking per acre through prime acquisitions and sustainable forest management. As of 12/31 or for the year ended on 12/31 of each year. Source: Company 10-K filings. Southern timberland only. CatchMark, Weyerhaeuser, and Rayonier use the same definition of merchantable age on Southern timber. Weyerhaeuser’s productivity is calculated using fee harvest volume over fee acres (total harvest volume on all acres not publicly disclosed). 1. 2020 harvest tons per acre includes 0.1 million tons harvested under a timber reservation entered into in connection with the capital recycling disposition of our Southwest portfolio in late 2018. This timber reservation expired in late 2020. 2. Acres presented in the graph includes fee timberland only, excludes 10,800 acres of non-forest land. 3. Natural Pine and Hardwood represents acres that have been seeded by standing older pine trees near the site through the natural process of seeds dropping from the cones of the older trees. Natural pine sites generally include some mix of natural occurring hardwood trees as well. 4. Pine Plantation represents acres planted or to be planted with pine seedlings to maximize the growth potential and inventory carrying capacity of the soils. Planted pine acre inventory is devoted to pine species only. 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 2016 2017 2018 2019 2020 CTT WY RYN PCH Harvest Tons / Acre Harvest Productivity1 30 35 40 45 50 55 2016 2017 2018 2019 2020 CTT WY RYN PCH Stocking Tons / Acre Stocking 0 20,000 40,000 60,000 80,000 0-2 3-5 6-8 9-11 12-14 15-17 18-20 21-23 24+ Natural Pine and Hardwood Acre Pine Plantation Acre Forest Age Class Profile (Pine) As of 12/31/2020 Acres2 3 4

0% 10% 20% 30% 40% 50% 2014 2015 2016 2017 2018 2019 2020 2021 U.S. SOUTH: MARKET OUTPERFORMANCE 19 As of 12/31/2020 unless noted otherwise. 1. Price represents simple average prices as reported by TimberMart-South. 2. Privately-owned timberlands; excludes public lands with forests. 3. Merchantable pine inventory divided by total acreage regardless of cover type. 4. Source: Forisk Consulting LLC, 2Q 2020. 5. Site index is the height, in feet, of a softwood tree at age 25. 6. Reflects CatchMark pricing for the year ended December 31, 2020. 7. Represent South-wide annual stumpage prices as published in U.S. South Annual Review: 2020 by TimberMart-South. 8. Management estimate. CTT Market Premium Over Non-CTT Markets Pine Sawtimber1 Avg Premium = $3.02 Current Premium = $3.55 0% 10% 20% 30% 40% 50% 2014 2015 2016 2017 2018 2019 2020 2021 Avg Premium = $2.26 Current Premium = $2.30 Pine Pulpwood1 Attribute CatchMark - U.S. South U.S. South Average2 Advantage Stocking Level – Pine 26 Tons / Acre3 26 Tons / Acre4 - Site Index5 74 ft. 68ft.4 9% Pine Pulpwood Stumpage Price $13 / ton6 $8 / ton7 63% Pine Chip-n-Saw Stumpage Price $21 / ton6 $16 / ton7 31% Pine Sawtimber Stumpage Price $25 / ton6 $23 / ton7 9%

DIVERSIFICATION INTO PACIFIC NORTHWEST • Prime Stocking: Merchantable stocking of 33 tons/acre, with a five-year average harvest of 72,000 tons per year and superior site index (higher productivity). • Primarily Sawtimber: More than 89% of the expected five-year average harvest volume from sawtimber, high demand, high-price Douglas fir. • Access to Key Export Markets: Exposure to Chinese, Japanese and Korean export markets, which buy approximately 10% of all log harvests. 20 CatchMark’s 2018 acquisition of 18,100 acres of prime Oregon timberlands diversifies operations into a highly desirable wood basket with tight supply-demand dynamics and improves sawtimber mix. Note: As of 12/31/2020. 1. Site index in the Pacific Northwest is the height, in feet, of a tree at age 50. 2. Privately-owned timberlands; excludes public lands with forests. 3. Source: U.S. Forest Services, Forest Inventory & Analysis, 2016, for the coastal regions of Washington and Oregon. 4. Source: Forisk Consulting LLC 5. Management estimate based on the weighted-average of comparable properties in the region. 6. RISI Log Lines, January 2021, Region 3, #2 sawmill delivered pricing 7. RISI Log Lines, January 2021, average of Region 1 to 3, #2 sawmill delivered pricing. Attribute CatchMark – Pacific Northwest U.S. West Average2 Advantage Sawtimber Volume Represented by Douglas fir 80% 50%3 60% Site Index1 118 ft. 102 ft.4 16% Productive Acres 90% 82%5 10% Douglas-fir Delivered Price $891 / MBF6 $813 / MBF7 10%

21 H I G H - D E M A N D M I L L M A R K E T S

HIGH-DEMAND MILL MARKETS 22 CatchMark strategically invests in prime timberlands located in leading mill markets to facilitate strong relationships with customers and secure reliable outlets for harvests. 1. By acreage as of 3/31/2021. Source: TimberMart-South. Represents simple averages of quarterly state and submarket stumpage prices through 2020 as reported by TimberMart-South. Ranking calculated using 60% of each market's pine pulpwood pricing and 40% of each market's pine sawtimber pricing. • Focus on U.S. South, the largest active wood basin in the world, and Pacific Northwest, second most active U.S market. • Mills cluster near prime timberlands where CatchMark invests by design. • Significant presence of leading lumber producers provides access to creditworthy counterparties. • Ongoing mill expansions and greenfield projects promise to ramp up demand further, reduce supply and increase prices over time. • Access to forester pools ensures competitive labor costs. • Proximity to transport routes and mills creates cost efficiencies from shorter haul distances. Market Total CTT Acres (Wholly-owned and JV interest) % of CTT Wholly- Owned and JV Interest CTT Wholly- Owned Acres1 % of CTT Wholly-Owned Georgia 2 243,800 17% 243,800 61% Florida 2 500 0% 500 0% Texas 2 1,081,000 74% - 0% 1,325,300 91% 244,300 61% In the U.S. South, 91% of CatchMark’s total timberlands are located in three of the top five markets. 1

HIGH-DEMAND MILL MARKETS WITH STRONG FUNDAMENTALS 23 CatchMark targets investments in markets with favorable current and long-term supply/demand fundamentals. Source: Forisk Consulting LLC, April 2020.

NEW U.S. SOUTH MILL INVESTMENT 24 Recent significant mill investment has concentrated in regions with significant supply overhang as well as near better labor markets and/or end-user markets; and should lead to greater, near-term price appreciation for proximate CatchMark holdings. Source: Forisk Consulting LLC, February 2020. Capital Investments (2016 – 2020) South: $21.4 Billion North: $6.2 Billion West: $4.7 Billion 0 2,000 4,000 6,000 8,000 10,000 12,000 2016 2017 2018 2019 2020 South North West Capital Investments in Wood-Using Assets $ Millions

U.S. SOUTH DEMAND INCREASES THROUGH 2025 25 U.S. South pine demand metrics continue to increase through 2025. Source: Forisk Consulting LLC, April 2020.

26 S U P E R I O R M A N A G E M E N T

SUPERIOR MANAGEMENT 27 CatchMark manages its holdings to maximize stable and growing cash flow through all phases of the business cycle. 1. See definition of Adjusted EBITDA, a non-GAAP measure, reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA by Segment in Appendix. NCREIF data includes all segments of EBITDA. 2. Weyerhaeuser's U.S. South harvest EBITDA per acre is calculated using total southern timberland EBITDA divided by southern fee acres, excluding long-term contracts acreage. 3. Calculated based on 2020 total harvest volumes. • Actively manage timberlands to realize maximum organic growth and harvest profitability through sustainable practices • Utilize best-in-class foresters to manage holdings • Proactively manage customers and prospective end users • Maximize revenues by strategically utilizing: • Supply agreements • Delivered wood sales • Harvest mix • Identify, prioritize and market HBU property sale • Divest non-core timberlands • Generate non-timber revenue from: • Hunting/recreational leases • Asset management • Mitigation bank credits $35 $40 $45 $50 $55 $60 $65 $70 $75 2016 2017 2018 2019 2020 INDUSTRY OUTPERFORMANCE U.S. South Harvest EBITDA1 Per Acre (2016-2020) CTT RYN WY2 PCH NCREIF STRONG AND DIVERSE CUSTOMER BASE3 24% 8% 8% 6% 5%4% 4% 4% 37% Customer 1 Customer 2 Customer 3 Customer 4 Customer 5 Customer 6 Customer 7 Customer 8 Other customers

DELIVERED WOOD SALES ADVANTAGES 28 CatchMark’s emphasis on delivered wood sales—63% of total timber sales volume—to creditworthy counterparties, keeps better control of supply chain, producing more stable cash flows with greater visibility. • Instead of leasing access to third parties to harvest timber (stumpage), delivered wood sales allow CatchMark to direct the harvesting/ delivering of wood to end-users. • CatchMark works in concert with loggers to secure more profitable outcomes. • By focusing activity in top-tier mill markets and using delivered sales, CatchMark establishes direct relationships with leading end-users and becomes a preferred supplier. 0% 20% 40% 60% 80% 100% 2016 2017 2018 2019 2020 Delivered % of total volume Stumpage % of total volume Delivered Wood Sales Volume Delivered Wood Sales as % of Total Volume 2016 2017 2018 2019 2020 CTT 64% 74% 80% 71% 63% RYN1 39% 34% 40% 33% 41% Delivered Wood Sales of Pure-Play Timberland REITs 1. Source: Rayonier, 2020 10-K.

INDUSTRY LEADING CUSTOMERS/END USERS 29 Strong relationships and supply agreements with leading lumber producers and paper/packaging manufacturers help secure dependable outlets and pricing for CatchMark’s harvests. 1. For the year ended December 31, 2020. Canfor #6 lumber producer in the U.S. with 12 mills and nearly 2,039 MMBF of production capacity Georgia-Pacific #3 U.S. lumber producer with 3,273 MMBF of production capacity across 18 operational sawmills #3 pulp/paper producer in the U.S. with 9,892 M tons production capacity over 12 operational facilities Interfor U.S. Top 5 U.S. lumber producer with 2,055 MMBF of production capacity across 13 mills International Paper World’s largest pulp and paper company ‒ $20.6 B in revenues and 48,000 employees Norbord #1 producer of Oriented Strand Board in North America with the production capacity of 6,810 M sqft. Resolute Forest Products Top-tier forest products company ‒ 27 operational facilities in U.S. and Canada West Fraser #2 lumber producer in U.S. with 21 mills and a capacity of 3,275 MMBF WestRock #2 packaging company in the world based on revenues of $17.6B in 2020, 50,000 employees in 30 countries across 320 facilities Relationships with the following companies account for 58% of CatchMark’s annual timber sales revenue1:

LAND SALE STRATEGY SUPPLEMENTS PORTFOLIO RETURNS 30 CatchMark undertakes selective land sales to take advantage of buyer demand for higher-and-better use (HBU) opportunities, divesting assets with stocking below portfolio averages and augmenting overall portfolio returns. 1. Excludes value of timber reservations. 2. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable. Disposition Strategy • Focus on non-core operating assets: • Heavy to hardwood mix • Lower productivity • Target HBU buyers looking at development, conservation, recreational uses at prices above traditional timberland values • Use timber reservations to enhance returns on sales • Lower execution risk by targeting approximately 2% of fee acreage annually 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% 2.2% 2.4% $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2016 2017 2018 2019 2020 Land Sales $ % Fee Acres Land Sale Revenue and % Fee Acres Thousands Land Sales Data 2016 2017 2018 2019 2020 Price per acre1 $1,718 $1,924 $2,064 $1,920 $1,689 Margin1 17% 29% 23% 14% 21% Stocking (tons/acre)2 20 27 26 37 26 Premium (Discount) of Stocking to CTT Portfolio Average (51%) (36%) (38%) (14%) (38%) Pine Stocking (tons/acre)2 8 14 19 12 14 Premium (Discount) of Pine Stocking to CTT Portfolio Average (70%) (48%) (31%) (56%) (48%)

LONG-TERM SUPPLY AGREEMENTS 31 CatchMark employs long-term supply agreements with creditworthy mill operators, establishing stable baseload demand and corresponding cash-flow visibility, lowering risk in down markets. 1. For fiscal year ended 12/31/2020, 2. For fiscal year ended 9/30/2020. 3. As of February 22, 2021 • Initial agreement terms range between 10 and 25 years. • Quarterly pricing adjustments capture market pricing • Effectively all volume is pulpwood • 95% of CatchMark acres in regions covered by agreements are located close to mills (within a 75-mile radius). 21% of 2020 Total Harvest Volume from Supply Agreements with: International Paper (IP) WestRock (WRK) Net Sales $20.6B1 $17.6B2 Credit Rating3 Moody’s: Baa2 S&P: BBB Moody’s: Baa2 S&P: BBB Mill Type Pulp/Paper Consumer packaging, lumber Uses Healthcare, printing, writing, consumer products Food, beverage, merchandising displays, building products Demand Outlook Stable Stable

32 C A P I T A L S T R A T E G Y

CAPITAL STRATEGY 33 CatchMark seeks to maintain balance sheet flexibility for opportunistic investment and to manage through potential revenue volatility with an aim to lower overall leverage in the near-term. 1. Calculated using trailing twelve-month Adjusted EBITDA divided by trailing twelve-month cash paid for interest as of 3/31/2021. This calculation differs from the calculation of the fixed charge ratio covenant under our credit facilities and should not be viewed as an indication of compliance with such covenant. 2. Net debt equals outstanding borrowings net of cash on hand as of 3/31/2021. 3. Trailing twelve-month Adjusted EBITDA as of 3/31/2021. 4. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA. 5. Enterprise value is based on equity market capitalization plus net debt as of 3/31/2021. 6. After consideration of effects of interest rate swaps and patronage dividend, as of 3/31/2021. 7. Inclusive of applicable spread and patronage dividend, as of 3/31/2021. Capital Allocation Priorities • Maintaining healthy liquidity and ample working capital • Deliver fully covered quarterly dividends • Continuing debt repayment • Identifying strategic dispositions and acquisitions • Opportunistically make share repurchases Capital Sources • Recycled proceeds from portfolio sales into higher-yielding timberlands fitting strategic objectives • Public sale of stock or other securities • Partnerships to access private equity • Competitive and flexible debt; utilize active interest rate risk management strategy to target the mix of fixed and floating borrowings Credit Metrics Fixed charge coverage ratio1 4.3x Net Debt2/Adjusted EBITDA3,4 8.3x Net Debt2/Enterprise value5 46% Weighted average cost of debt6 2.43% Interest rate mix 7 Fixed: 62% / Floating: 38% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 Q4 15 Q2 16 Q4 16 Q2 17 Q4 17 Q2 18 Q4 18 Q2 19 Q4 19 Q2 20 Q4 20 7.2x Capital Recycling of $20.9M. $200M Triple T Investment Public Equity Raises of $129M paired with $72M of Direct Acquisitions Capital Recycling of $105M paired with $90M of Direct Acquisitions and $3M of Share Repurchases $129M of Direct Acquisitions Net Debt-to-Adjusted EBITDA Capital Recycling of $25.4M and full year of asset management fees from Triple T. 7.9x

CAPITAL RECYCLING 34 CatchMark recycles and optimizes capital by selling non-core assets, managing leverage, and reinvesting in its core portfolio. 1. Does not include the value of approximately 202,000 tons of timber reservation. SELL NON-CORE ASSETS MANAGE LEVERAGEINVEST IN CORE PORTFOLIO 2018 • Acquired 18,100 acres of prime Oregon timberlands (Bandon) for $89.7 million, using credit facility. • Following Triple T transaction, sold 56,100 acres of timberlands in Texas and Louisiana for $79.3 million1 and paid down debt from Bandon acquisition. • Paid down leverage associated with significant core portfolio investment. • Enhanced portfolio diversity with the company's entry into the Pacific Northwest and upgraded Southwest holdings, selling non-core acres. • Supported the company's capital structure on a leverage-neutral basis. 2019 • Completed large dispositions totaling 14,400 acres for $25.4 million, recognizing a gain of $8.0 million. • Used a portion of the net proceeds to pay down our outstanding debt by $20.1 million. The remaining net proceeds were used to acquire high-quality timberlands and fund opportunistic repurchases of shares of common stock. 2020 • In January 2020, completed the sale of 14,400 acres of wholly-owned timberlands located in Georgia for $21.3 million, exclusive of transaction costs. • Used the net proceeds to repay $20.8 million of outstanding debt on the Multi-Draw Term Facility increasing available liquidity for future investments in prime timberlands.

SOLID CAPITAL POSITION 35 A sound credit profile and access to multiple forms of capital provide a clear path for funding future CatchMark growth opportunities. $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 Acquisition facility LOC Cash $163.6M Millions Liquidity $115.9M $35M $12.7M Credit Facilities and Maturity Schedule Source: Company filings. Total Credit Facilities of $593.6 Million Weighted-Average Life of Outstanding Debt is 4.8 Years7 $35M LOC $150M Acquisition Facility $100M Term Loan $140M Term Loan $100M Term Loan $68.6M Term Loan $0 $50 $100 $150 $200 $250 2021 2022 2023 2024 2025 2026 2027 Debt Available Outstanding $34.1M No debt maturities until late 2024. Well-laddered maturity schedule: No more than 24% of total outstanding balance due in any one year. $115.9M Millions As of 3/31/2021 unless otherwise noted. 1. See definition of Cash Available for Distributions (CAD), a non-GAAP measure, in Appendix. See Appendix for our reconciliation of cash provided by operating activities to CAD. 2. Excludes special dividend made related to the Potlatch Deltic merger to satisfy distribution requirements under the REIT rules. CAD1 Payout Ratio 2016-2020 Average CTT 77% RYN 79% WY 139% PCH 72%2

ACCESS TO INSTITUTIONAL CAPITAL 36 CatchMark gains scale and diversification by partnering with major institutions aligned with company investment objectives. Dawsonville Bluffs • $20 million acquisition of 11,000 acres of prime timberlands in North Georgia • 50/50 joint venture fund, formed April 2017 • Successfully completed the sale of its remaining high-quality timberlands, providing strong investment returns, asset management fees and incentive-based promotes • Partner: Missouri Department of Transportation & Patrol Retirement System (MPERS) Triple T • $1.39 billion acquisition of 1.1 million acres of high- quality industrial East Texas timberlands in July 2018 • CatchMark tripled its acreage under management by investing $205 million in the joint venture. • Successfully renegotiated wood supply agreement with Georgia-Pacific in 2020 to achieve market- based pricing on timber sales • Partners: Consortium of institutional investors

37 T R I P L E T T I M B E R L A N D S

TRIPLE T INVESTMENT: DURABLE GROWTH, FEE REVENUE 381. As of 12/31/2020. The Triple T Joint Venture considers inventory to be merchantable at age 12. Merchantable timber inventory includes growth and adjustments identified during the annual recruise of the Triple T timberlands. • CAD Accretive: CatchMark secures ongoing asset management fee income. • High-Quality Portfolio: Triple T fits CatchMark’s profile for high-quality timberland assets with excellent stocking that can provide durable growth for shareholders. • Rapidly Improving Inventory Profile: Results in enhanced future harvests and provides the opportunity to restructure operations to optimize cash flow and value. • Since acquisition, merchantable inventory has improved from 38.7 million tons to 44.1 million tons, or ~14%. • As the average age of pine plantation acres increases, the large component of highly productive middle- aged stands grow closer to maturity. Long-term stocking profile is expected to be accretive to CatchMark’s existing portfolio. • Recapitalize Investment: CatchMark can recapitalize the asset through various strategies: asset sales and land apportionment as well as retaining long-term ownership control. • Unlocking Future Value: CatchMark can unlock future value, including optimizing inventory and delivery on long-term supply agreements. • Expanded Investment Management Business: CatchMark has expanded its investment management business, supplementing harvest revenues with additional fee income to support its dividend and growth strategy. CatchMark’s investment in the $1.39 billion Triple T joint venture offers potential benefits from an improving inventory profile, opportunities to unlock future value through sophisticated harvest management, and significant ongoing asset management fee income.

TRIPLE T : RENEGOTIATED WOOD SUPPLY AGREEMENT 39 Transaction: Triple T paid Georgia-Pacific $145 million for the renegotiated wood supply agreement. CatchMark invested an additional $5 million in the Triple T joint venture on the same terms and conditions as its existing investment and the asset management agreement between CatchMark and Triple T was amended to increase CatchMark’s fees through mid-year 2022. Benefits: • Allows Triple T to achieve market-based pricing on timber sales • Enables Triple T to sell sawtimber to other third parties • Expands Triple T’s ability to sell large timberland parcels to third-party buyers • Increases Triple T’s reimbursement for extended haul distances • Higher asset management fee revenue is CAD accretive to CatchMark Recapitalize Triple T: Following the successful renegotiation of the Georgia-Pacific wood supply agreement, Perella Weinberg Partners and Raymond James have been engaged to evaluate the available alternatives for recapitalizing the joint venture and expect to make significant progress during the year ahead. Triple T continues to operate to plan. Triple T renegotiated its wood supply agreement with Georgia-Pacific in second quarter 2020 to achieve market-based pricing on timber sales and facilitate recapitalizing the investment.

40 S U M M A R Y

SUMMARY CatchMark’s diligently executed business strategy produces predictable, durable revenue growth and is designed to maximize cash flow throughout the business cycle. 41 PRIME QUALITY TIMBERLANDS HIGH-DEMAND MILL MARKETS SUPERIOR MANAGEMENT PREDICATABLE CASH FLOW GROWTH PRIME TIMBERLAND PORTFOLIO HIGH-DEMAND MILL MARKETS SUPERIOR MANAGEMENT STRATEGIC FOCUS DRIVES STABLE AND PREDICTABLE CASH FLOW PRODUCES DURABLE REVENUE GROWTH PROVIDES RELIABLE OUTLET FOR AVAILABLE MERCHANTABLE INVENTORY MAXIMIZES CASH FLOWS THROUGHOUT THE BUSINESS CYCLE

HIGHLY EXPERIENCED MANAGEMENT TEAM 42 CatchMark’s seasoned leadership provides significant industry experience and capability to help realize company objectives and growth plan. Brian M. Davis, Chief Executive Officer and President Todd Reitz, Chief Resources Officer Lesley H. Solomon, General Counsel and Corporate Secretary • More than 25 years of experience in business and financial services, and has held key roles in finance, treasury, and strategy. • Senior Vice President and Chief Financial Officer of Wells Timberland • Various finance roles with SunTrust Bank and CoBank, delivering capital market solutions – advisory, capital raising, and financial risk management to public and private companies. • Over 15 years of experience in treasury, finance, risk management and accounting with a focus on the timber and real estate industry. • Previously company’s Vice President and Treasurer, focusing on strategic planning, establishing and implementing company goals and objectives. • Past senior financial and accounting roles at the company’s predecessors, Wells Timberland Management Organization (Wells TIMO) and Wells Real Estate Funds, as well as Deloitte & Touche, LLP. • More than 20 years in the timber industry • Atlantic South Regional Marketing Manager for Weyerhaeuser with operational oversite for all log and pulpwood production from East Alabama to Virginia • Previous roles with Weyerhaeuser, Plum Creek and Stone Container Corporation – extensive marketing, harvesting, silviculture and business development experience across the U.S. South from East Texas to Virginia. • Over 20 years experience in REIT industry • Former partner with Alston & Bird • Experience representing public and private companies and investment banks in equity and debt financings and mergers and acquisitions with a focus on real estate investment trusts and financial institutions. • Specialist in public company compliance with SEC regulations, stock exchange policies, Dodd-Frank and Sarbanes-Oxley requirements. John D. Capriotti Vice President – Acquisitions Donald L. Warden Vice President – Real Estate and Alternative Income Glen F. Smith Chief Accounting Officer, Vice President and Assistant Secretary John Rasor President – Triple T Timberlands Ursula Godoy-Arbelaez, Chief Financial Officer

43 A P P E N D I X

DEFINITIONS OF NON-GAAP MEASURES Adjusted EBITDA: Earnings before Interest, Taxes, Depletion, and Amortization (“EBITDA”) is a non-GAAP measure of operating performance. EBITDA is defined by the SEC however, we have excluded certain other expenses which we believe are not indicative of the ongoing operating results of our timberland portfolio, and we refer to this measure as Adjusted EBITDA. As such, our Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies and should not be considered in isolation or as an alternative to, or substitute for net income, cash from operations, or other financial statement data presented in our consolidated financial statements as indicators of our operating performance. Due to the significant amount of timber assets subject to depletion, significant income (losses) from unconsolidated joint ventures based on HLBV, and the significant amount of financing subject to interest and amortization expense, management considers Adjusted EBITDA to be an important measure of our financial performance. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of the limitations are: ‒ Adjusted EBITDA does not reflect our capital expenditures, or our future requirements for capital expenditures; ‒ Adjusted EBITDA does not reflect changes in, or our interest expense or the cash requirements necessary to service interest or principal payments on, our debt; and ‒ Although depletion is a non-cash charge, we will incur expenses to replace the timber being depleted in the future, and Adjusted EBITDA does not reflect all cash requirements for such expenses. ‒ Although HLBV income and losses are primarily hypothetical and non-cash in nature, Adjusted EBITDA does not reflect cash income or losses from unconsolidated joint ventures for which we use the HLBV method of accounting to determine our equity in earnings. ‒ Adjusted EBITDA does not reflect the cash requirements necessary to fund post-employment benefits or transaction costs related to acquisitions, investments, joint ventures or new business initiatives, which may be substantial. Due to these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. Our credit agreement contains a minimum debt service coverage ratio based, in part, on Adjusted EBITDA since this measure is representative of adjusted income available for interest payments. Cash Available for Distribution (CAD): Cash provided by operating activities adjusted for capital expenditures (excluding timberland acquisitions), working capital changes, cash distributions from unconsolidated joint ventures and certain cash expenditures that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities. 44

2021 OUTLOOK 45 All numbers shown in thousands except for % change. 1. Includes HLBV losses from the Triple T joint venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date. 2. Adjusted EBITDA is a non-GAAP measure. See Appendix for our reconciliation to net income (loss). 3. Income from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share and is included in CatchMark's GAAP net loss presented above. 4. Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share, is included in CatchMark’s Adjusted EBITDA presented above and is a non-GAAP measure calculated by adding back projected basis of mitigation bank credits sold to CatchMark’s income from unconsolidated Dawsonville Bluffs joint venture presented above. COMPANY GUIDANCE 2021 Guidance 2020 Guidance 2020 Actual Harvest volume (‘000 tons) 2,000 – 2,200 2,200 – 2,400 2,321 Sawtimber mix – U.S. South 40% - 45% 40% 40% Sawtimber mix – Pacific Northwest 85% - 90% 80% 89% Land sales (‘000) $13,000 - $15,000 $13,000 - $15,000 $15,642 Asset management fees (‘000) $12,000 $11,000 – 12,000 $12,200 Net loss (‘000)1 $(6,000) – $(10,000) $(10,200) - $(12,200) $(17,538) Adjusted EBITDA (‘000)2 $43,000 - $50,000 $43,000 - $50,000 $52,065 Income from Unconsolidated Dawsonville Bluffs joint venture (‘000)3 - - $274 Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture (‘000)4 - - $425

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA 46 1. For the purpose of the above reconciliation, amortization includes amortization of deferred financing costs, amortization of operating lease assets and liabilities, amortization of intangible lease assets, and amortization of mainline road costs, which are included in either interest expense, land rent expense, or other operating expenses in the consolidated statements of operations. 2. Reflects our share of depletion, amortization, and basis of timberland and mitigation credits sold of the unconsolidated Dawsonville Bluffs joint venture. 3. Includes non-cash basis of timber and timberland assets written-off related to timberland sold, terminations of timberland leases and casualty losses. 4. Large dispositions are sales of blocks of timberland properties in one or several transactions with the objective to generate proceeds to fund capital allocation priorities. Large dispositions may or may not have a higher or better use than timber production or result in a price premium above the land’s timber production value. Such dispositions are infrequent in nature, are not part of core operations, and would cause material variances in comparative results if not reported separately. 5. Reflects HLBV (income) losses from the Triple T joint venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date. 6. Reflects one-time, non-recurring post-employment benefits associated with the retirement of our former CEO, including severance pay, payroll taxes, professional fees, and accrued dividend equivalents. 7. Includes certain cash expenses paid, or reimbursement received, that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including post-employment benefits and costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business initiatives. (in thousands unless otherwise noted) 2016 2017 2018 2019 2020 TTM as of 3/31/2021 2021 Guidance Net Income (loss) $(11,070) $(13,510) $(122,007) $(93,321) $(17,538) $(13,840) $(6,000) - $(10,000) Add: Depletion 28,897 29,035 25,912 28,064 29,112 29,896 25,000 – 27,000 Interest expense1 5,753 10,093 13,643 17,058 12,070 11,162 14,000 Amortization1 1,093 1,270 2,821 1,786 3,255 3,130 — Income Tax Benefit — — — (1,127) 658 658 — Depletion, amortization, and basis of timberland and mitigation tax credits sold included in loss from unconsolidated Dawsonville Bluffs Joint Venture 2 — 865 4,195 3,823 151 239 — Basis of timberland sold, lease terminations and other3 10,089 10,112 13,053 14,964 13,606 12,296 10,000 - 11,000 Stock-based compensation expense 1,724 2,786 2,689 2,790 3,836 2,583 3,000 (Gain) loss from large dispositions4 — — 390 (7,961) (1,274) 5 — HLBV (income) loss from unconsolidated joint venture5 — — 109,550 90,450 5,000 5,000 — Post-employment benefits6 — — — — 2,324 54 — Other7 322 1,319 (460) 380 865 930 1,000 Adjusted EBITDA $36,808 $41,970 $49,786 $56,906 $52,065 $52,113 $43,000 – $50,000 Debt $325,656 $337,619 $478,619 $458,555 $442,705 $442,705 Cash 9,108 7,805 5,614 11,487 11,924 12,656 Net Debt $316,548 $329,814 $473,005 $447,068 $430,781 $430,049 Net Debt to Adjusted EBITDA 8.6x 7.9x 9.5x 7.9x 8.3x 8.3x

ADJUSTED EBITDA BY SEGMENT 471. Other includes (a) non-cash items: amortization, depreciation, stock-based compensation, casualty loss, and other timber asset basis removed; and (b) certain cash expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities. (in thousands) 2016 2017 2018 2019 2020 Timber sales $65,035 $71,353 $69,455 $72,557 $72,344 Other revenue 4,305 5,066 5,279 4,632 4,120 (-) Contract logging and hauling costs (25,918) (31,108) (31,469) (31,129) (30,103) (-) Forestry management expenses (6,092) (6,758) (6,283) (6,691) (6,892) (-) Land rent expense (625) (621) (660) (524) (447) (-) Other operating expenses (5,017) (5,264) (6,303) (6,460) (7,577) (+) Other1 784 1,187 1,172 1,285 2,745 Harvest EBITDA $32,472 $33,855 $31,191 $33,670 $34,190 Timberland sales $12,515 $14,768 $17,520 $17,572 $15,642 (-) Cost of timberland sales (10,405) (10,423) (13,512) (15,067) (12,290) (+) Basis of timberland sold 9,728 9,890 12,380 14,054 11,396 Real Estate EBITDA $11,838 $14,235 $16,388 $16,559 $14,748 Asset Management Fees - $108 $5,603 $11,948 $12,184 Unconsolidated Joint Venture EBITDA - 2,003 6,828 4,801 425 Investment Management EBITDA - $2,111 $12,431 $16,749 $12,609 Total Operating EBITDA $44,310 $50,201 $60,010 $66,978 $61,547 (-) General and administrative expense $(9,309) $(11,660) $(12,425) $(13,300) $(16,225) (+) Stock-based compensation 1,411 1,956 2,356 2,527 3,419 (+) Interest Income 44 113 262 204 51 (+) Post-employment benefits - - - - 2,324 (+) Other1 352 1,360 (417) 497 949 Corporate EBITDA $(7,502) $(8,231) $(10,224) $(10,072) $(9,482) Adjusted EBITDA $36,808 $41,970 $49,786 $56,906 $52,065

CASH AVAILABLE FOR DISTRIBUTION 48 1. Cash Available for Distribution is a non-GAAP measure. See Appendix for our definition of Cash Available for Distribution. 2. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA. 3. Calculated as dividends paid divided by cash provided by operating activities. 4. Calculated as dividends paid divided by cash available for distribution. (in thousands, except for per-share data) FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Cash Provided by Operating Activities $30,849 $27,419 $29,796 $32,942 $40,455 Capital expenditures (excluding timberland acquisitions) (3,195) (5,617) (4,571) (4,178) (5,527) Working capital change (116) 1,136 3,751 2,817 528 Distributions from unconsolidated joint ventures - - 4,744 3,830 455 Post-employment benefits 2,324 Interest paid under swaps with other-than-insignificant financing element - - - (115) (4,328) Other 322 1,319 (460) 381 865 Cash Available for Distribution1 $27,860 $24,257 $33,260 $35,677 $34,772 Adjusted EBITDA2 $36,808 $41,970 $49,786 $56,906 $52,065 Interest paid (5,753) (10,093) (13,643) (17,058) (12,070) Capital expenditures (excluding timberland acquisitions) (3,195) (5,617) (4,571) (4,178) (5,527) Distributions from unconsolidated joint ventures - - 8,516 4,808 729 Adjusted EBITDA from unconsolidated joint ventures - (2,003) (6,828) (4,801) (425) Cash Available for Distribution1 $27,860 $24,257 $33,260 $35,677 $34,772 Dividends paid $20,382 $21,349 $25,601 $26,269 $26,263 Weighted-average shares outstanding, end of period 38,830 39,751 47,937 49,038 48,816 Dividends per Share $0.53 $0.54 $0.54 $0.54 $0.54 Cash from Operating Activities Payout Ratio3 66% 78% 86% 80% 65% CAD Payout Ratio4 73% 88% 77% 74% 76%

CAD RECONCILIATION AND DIVIDEND PAYOUT RATIO CALCULATION 49 RAYONIER (RYN) 2016 2017 2018 2019 2020 Dividends Paid $122.8 $127.1 $136.8 $141.1 $146.3 Cash provided by operating activities, as reported $203.8 $256.3 $310.1 $214.3 $204.2 (-) Capital Expenditures (excluding timberland acquisitions) (58.7) (65.3) (62.3) (64) (66.5) (-) Working capital changes (0.8) (2.3) (7.7) (0.9) 10.3 (-) Other - - - - 14.4 CAD $144.3 $188.7 $240.1 $149.4 $162.4 Payout Ratio 85% 68% 57% 94% 90% (Dollars in millions) WEYERHAEUSER (WY) 2016 2017 2018 2019 2020 Dividends Paid $932 $941 $995 $1,013 $381 Cash provided by operating activities, as reported $735 $1,201 $1,112 $966 $1,529 (-) Capital Expenditures (excluding timberland acquisitions) (510) (419) (427) (384) (281) (+) Cash contribution to pension plan - - 300 - - +/(-) Cash for product remediation payments (from product remediation insurance recoveries) - 192 96 (68) (8) (+) Incomes taxes paid for discontinued operations 243 75 - - - +/(-) Working capital changes (129) (30) 227 (66) 122 CAD $339 $1,019 $1,308 $448 $1,362 Payout Ratio 275% 92% 76% 226% 28% POTLATCHDELTIC (PCH) 2016 2017 2018 2019 2020 Dividends Paid $60.8 $61.9 $102.3 $107.7 $107.9 Cash provided by operating activities, as reported $102.1 $162.7 $178.9 $139.1 $335.3 (-) Capital Expenditures (excluding timberland acquisitions) (19.3) (28.1) (47.3) (56.8) (45.8) +/(-) Working capital changes 19.0 (18.7) 6.8 (1.7) (23.1) CAD $101.8 $115.9 $138.4 $80.6 $266.4 Payout Ratio 60% 53% 74% 134% 40% 1. Product remediation insurance recovery of 8M in 2020 2. Excludes special dividend made related to the Potlatch Deltic merger to satisfy distribution requirements under the REIT rules. Sources: Company filings.

CONSISTENT DIVIDEND COVERAGE 50 CatchMark generates highly-predictable and stable cash flows that comfortably cover its dividend. 1. Calculated based on respective closing price as of 12/31/2020.. 2. Cash Available for Distributions (CAD) is a non-GAAP measure. See page 49 for our reconciliation of CAD to cash provided by operating activities. 3. Excludes special dividend made related to the Potlatch Deltic merger to satisfy distribution requirements under the REIT rules. Sources: Company filings. • 100% of CatchMark’s 2020 dividends were treated as return of capital, largely due to non-cash depletion expense deduction. • Payout target: 75%-85% of cash available for distribution. • Sustainable harvest volumes from acquisitions and/or lasting product price appreciation support dividend growth. 2020 TAX TREATMENT CTT RYN PCH WY Dividend Yield (before tax)1 5.8% 3.7% 3.7% 1.5% % Return of Capital 100% 0% 2.3% 0% % Capital Gain 0% 100% 100% 100% % Ordinary Income 0% 0% 0% 0% Dividend Yield (after tax)1 5.8% 2.9% 3.0% 1.2% CAD2 PAYOUT RATIO 2016 – 2020 Average CTT 77% RYN 79% WY 139% PCH 72%3